                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, P. L. McLeod, Jr., and W. Flake Oakley, IV, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the Registrant's acquisition by merger of (i) FirstBank, Dallas, Texas pursuant to the terms of the certain Agreement and Plan of Merger by and between the Registrant and FirstBank and (ii) other financial institutions or related holding companies upon terms and conditions approved by the Chairman of the Board and Chief Executive Officer (the "Acquisitions"); to sign any registration statement of the Registrant on Form S-4 or other appropriate form and any amendments thereto for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant in relation to the Acquisitions; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states in relation to the Acquisitions, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the Acquisitions as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Done this 15th day of April, 1998, in Montgomery, Alabama.

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

                      SIGNATURE                                       TITLE
                      ---------                                       -----

                /s/ ROBERT E. LOWDER                     Chairman of the Board and Chief
-----------------------------------------------------      Executive Officer
                  Robert E. Lowder

                  /s/ LEWIS BEVILLE                      Director
-----------------------------------------------------
                    Lewis Beville

              /s/ YOUNG J. BOOZER, JR.                   Director
-----------------------------------------------------
                Young J. Boozer, Jr.

                 /s/ WILLIAM BRITTON                     Director
-----------------------------------------------------
                   William Britton

                /s/ JERRY J. CHESSER                     Director
-----------------------------------------------------
                  Jerry J. Chesser

            /s/ AUGUSTUS K. CLEMENTS, III                Director
-----------------------------------------------------
              Augustus K. Clements, III

                  /s/ ROBERT CRAFT                       Director
-----------------------------------------------------
                    Robert Craft

                 /s/ PATRICK F. DYE                      Director
-----------------------------------------------------
                   Patrick F. Dye

                 /s/ JAMES L. HEWITT                     Director
-----------------------------------------------------
                   James L. Hewitt

               /s/ CLINTON HOLDBROOKS                    Director
-----------------------------------------------------
                 Clinton Holdbrooks

                   /s/ D. B. JONES                       Director
-----------------------------------------------------
                     D. B. Jones

                 /s/ HAROLD D. KING                      Director
-----------------------------------------------------
                   Harold D. King

                /s/ JOHN ED MATHISON                     Director
-----------------------------------------------------
                  John Ed Mathison

                 /s/ MILTON MCGREGOR                     Director
-----------------------------------------------------
                   Milton McGregor

             /s/ JOHN C. H. MILLER, JR.                  Director
-----------------------------------------------------
               John C. H. Miller, Jr.

                 /s/ JOE D. MUSSAFER                     Director
-----------------------------------------------------
                   Joe D. Mussafer

             /s/ WILLIAM E. POWELL, III                  Director
-----------------------------------------------------
               William E. Powell, III

                      SIGNATURE                                       TITLE
                      ---------                                       -----

                /s/ J. DONALD PREWITT                    Director
-----------------------------------------------------
                  J. Donald Prewitt

                 /s/ JACK H. RAINER                      Director
-----------------------------------------------------
                   Jack H. Rainer

                   /s/ JIMMY RANE                        Director
-----------------------------------------------------
                     Jimmy Rane

                /s/ FRANCES E. ROPER                     Director
-----------------------------------------------------
                  Frances E. Roper

                 /s/ SIMUEL SIPPIAL                      Director
-----------------------------------------------------
                   Simuel Sippial

                   /s/ ED V. WELCH                       Director
-----------------------------------------------------
                     Ed V. Welch